UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
November 21, 2005
SUN NEW MEDIA INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-26347	410985135
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
P.O. Box 297
1142 South Diamond Bar Boulevard
Diamond Bar, California 91765
(Address of principal executive offices)
Registrant’s telephone number, including area code:
1-888-865-0901 ext. 322
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHBIIT 2.1
EXHIBIT 2.2
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.
     On November 21, 2005, Sun New Media Inc. (“SNMI”) entered into a Sale and Purchase Agreement (the “Purchase Agreement”) and a Shares Swap Agreement (the “Swap Agreement”) with Sun Business Network Ltd. (“SBN”).
     The Purchase Agreement provides that SNMI will issue 1,156,303 shares of SNMI common stock in exchange for a group of property holdings in Beijing and 53,000,000 ordinary common shares of Asia Premium Television Group, Inc. The Purchase Agreement also provides that SNMI will issue 6,900,000 shares of its common stock upon closing and an additional 6,900,000 shares of SNMI common stock within 30 days after receiving audited accounts of the on-line publishing business of SBN. The Purchase Agreement provides that SBN will guarantee the profits from these transferred publishing rights for the amount of US$2,415,000 for the twelve months ending December 31, 2006. SBN will pay SNMI to the extent there is any shortfall in profits.
     The Swap Agreement provides that SBN will issue 150,000,000 shares of SBN ordinary common shares to SNMI in exchange for 5,042,017 shares of SNMI common stock.
     The closing of the transactions pursuant to the Purchase Agreement and the Swap Agreement is subject to certain closing conditions and is expected to close during the first quarter of 2006.
     The Purchase Agreement is attached hereto as Exhibit 2.1 and the Swap Agreement is attached hereto as Exhibit 2.2. A copy of the press release announcing a revision to the acquisition of key assets from SBN is attached hereto as Exhibit 99.1
Item 3.02 Unregistered Sales of Equity Securities
     Pursuant to the Purchase Agreement and the Swap Agreement described in Item 1.01 above, SNMI will issue up to 19,998,320 shares of common stock to SBN. The issuance of such shares has not been registered under the Securities Act of 1933, as amended (the “Act”), in reliance on the exemption from registration provided by Regulation S and Section 4(2) of the Act.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description
2.1	Sale and Purchase Agreement dated November 21, 2005 by and between Sun New Media Inc. and Sun Business Network Ltd.

2.2	Shares Swap Agreement dated November 21, 2005 by and between Sun New Media Inc. and Sun Business Network Ltd.

99.1	Press Release dated November 21, 2005 announcing a revision to the acquisition of key assets from Sun Business Network Ltd.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 23, 2005

SUN NEW MEDIA INC.

By:	/s/ John Li

John Li, Executive Director

EXHIBIT INDEX

Exhibit No.	Description
2.1	Sale and Purchase Agreement dated November 21, 2005 by and between Sun New Media Inc. and Sun Business Network Ltd.

2.2	Shares Swap Agreement dated November 21, 2005 by and between Sun New Media Inc. and Sun Business Network Ltd.

99.1	Press Release dated November 21, 2005 announcing a revision to the acquisition of key assets from Sun Business Network Ltd.